Consolidated Quarterly Holdings Report
for

Fidelity® Commodity Strategy Central Fund

April 30, 2019

CRC-QTLY-0619
1.901066.109

Consolidated Schedule of Investments April 30, 2019 (Unaudited)

Showing Percentage of Net Assets

U.S. Treasury Obligations - 9.4%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 2.39% 6/6/19 (a)
(Cost $22,945,272)	23,000,000	22,945,087
	Shares	Value

Money Market Funds - 90.4%
Fidelity Cash Central Fund, 2.49% (b)
(Cost $220,944,994)	220,928,736	220,972,922
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $243,890,266)		243,918,009
NET OTHER ASSETS (LIABILITIES) - 0.2%		604,887
NET ASSETS - 100%		$244,522,896

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Commodity Futures Contracts
CBOT Corn Contracts (United States)	363	July 2019	$6,579,375	$(482,182)	$(482,182)
CBOT Corn Contracts (United States)	156	Sept. 2019	2,889,900	(74,816)	(74,816)
CBOT Corn Contracts (United States)	76	Dec. 2019	1,447,800	5,870	5,870
CBOT HRW Wheat Contracts (United States)	41	Sept. 2019	831,275	(307,946)	(307,946)
CBOT KC HRW Wheat Contracts (United States)	28	July 2019	551,600	(82,017)	(82,017)
CBOT KC HRW Wheat Contracts (United States)	14	Dec. 2019	299,600	(2,448)	(2,448)
CBOT Soybean Contracts (United States)	53	July 2019	2,263,100	(164,978)	(164,978)
CBOT Soybean Contracts (United States)	198	Nov. 2019	8,660,025	(807,652)	(807,652)
CBOT Soybean Meal Contracts (United States)	81	July 2019	2,430,810	(62,700)	(62,700)
CBOT Soybean Meal Contracts (United States)	163	Dec. 2019	4,999,210	(263,099)	(263,099)
CBOT Soybean Oil Contracts (United States)	138	July 2019	2,308,464	(88,331)	(88,331)
CBOT Soybean Oil Contracts (United States)	274	Dec. 2019	4,703,484	(453,009)	(453,009)
CBOT Wheat Contracts (United States)	96	Sept. 2019	2,101,200	(508,963)	(508,963)
CBOT Wheat Contracts (United States)	65	July 2019	1,393,438	(139,003)	(139,003)
CBOT Wheat Contracts (United States)	32	Dec. 2019	728,000	(11,223)	(11,223)
CME Lean Hogs Contracts (United States)	58	August 2019	2,159,340	263,435	263,435
CME Lean Hogs Contracts (United States)	58	Oct. 2019	1,989,400	353,944	353,944
CME Live Cattle Contracts (United States)	172	Sept. 2019	7,690,120	(168,726)	(168,726)
CME Live Cattle Contracts (United States)	65	Nov. 2019	2,920,450	(108,395)	(108,395)
COMEX Copper Contracts (United States)	198	July 2019	14,382,225	205,292	205,292
COMEX Copper Contracts (United States)	86	Dec. 2019	6,295,200	(21,955)	(21,955)
COMEX Gold 100 oz. Contracts (United States)	220	June 2019	28,278,800	(378,465)	(378,465)
COMEX Silver Contracts (United States)	114	July 2019	8,535,750	(136,244)	(136,244)
ICE Brent Crude Contracts (United Kingdom)	325	August 2019	23,010,000	(330,604)	(330,604)
ICE Coffee 'C' Contracts (United States)	67	July 2019	2,340,394	(88,267)	(88,267)
ICE Coffee 'C' Contracts (United States)	33	Dec. 2019	1,225,125	(1,455)	(1,455)
ICE Cotton No. 2 Contracts (United States)	50	July 2019	1,919,500	(2,778)	(2,778)
ICE Cotton No. 2 Contracts (United States)	41	Dec. 2019	1,551,645	43,256	43,256
ICE Low Sulphur Gasoil Contracts (United States)	119	July 2019	7,587,350	279,913	279,913
ICE Low Sulphur Gasoil Contracts (United States)	25	Jan. 2020	1,610,991	(56)	(56)
ICE Sugar No. 11 Contracts (United States)	31	July 2019	428,445	(10,230)	(10,230)
ICE Sugar No. 11 Contracts (United States)	112	Oct. 2019	1,591,834	(1,811)	(1,811)
ICE Sugar No. 11 Contracts (United States)	202	March 2020	3,099,488	(73,593)	(73,593)
LME Aluminum Contracts (United Kingdom)	141	July 2019	6,320,325	(340,659)	(340,659)
LME Aluminum Contracts (United Kingdom)	71	Nov. 2019	3,245,588	(154,288)	(154,288)
LME Nickel Contracts (United Kingdom)	62	July 2019	4,535,052	(274,423)	(274,423)
LME Nickel Contracts (United Kingdom)	31	Nov. 2019	2,287,242	(184,079)	(184,079)
LME Zinc Contracts (United Kingdom)	108	July 2019	7,673,400	13,532	13,532
LME Zinc Contracts (United Kingdom)	42	Nov. 2019	2,917,950	(32,953)	(32,953)
NYMEX Gasoline Contracts (United States)	45	Dec. 2019	1,306,890	(47,746)	(47,746)
NYMEX Gasoline RBOB Contracts (United States)	54	July 2019	4,607,442	433,590	433,590
NYMEX Gasoline RBOB Contracts (United States)	21	Sept. 2019	1,732,865	(1,365)	(1,365)
NYMEX Gasoline RBOB Contracts (United States)	49	Nov. 2019	3,656,251	339,883	339,883
NYMEX Natural Gas Contracts (United States)	547	June 2019	14,320,950	(879,101)	(879,101)
NYMEX NY Harbor ULSD Contracts (United States)	75	July 2019	6,549,795	293,414	293,414
NYMEX NY Harbor ULSD Contracts (United States)	15	Jan. 2020	1,337,637	(44)	(44)
NYMEX WTI Crude Oil Contracts (United States)	151	June 2019	9,656,450	592,356	592,356
NYMEX WTI Crude Oil Contracts (United States)	164	Oct. 2019	10,377,100	787,680	787,680
NYMEX WTI Crude Oil Contracts (United States)	82	Dec. 2019	5,146,505	(248)	(248)
TOTAL FUTURES CONTRACTS					$(3,073,687)

The notional amount of futures purchased as a percentage of Net Assets is 100.0%

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $12,581,889.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,196,210
Total	$4,196,210

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period
Geode Commodity Return Central Cayman Ltd.	$45,887,143	$38,999,818	$20,000,031	$--	$1,925,661	$(25,828,939)	$40,983,652

The Fund invests in certain commodity-related investments through Geode Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2019, the Fund held an investment of $40,983,652 in the Subsidiary, representing 16.8% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund primarily used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange's clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the commodities market. Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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